                       SEMIANNUAL REPORT  /  JUNE 30 1999


                              AIM HIGH YIELD FUND


                                  [COVER IMAGE]


                            [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]


                     -------------------------------------

                            WHEAT FIELD WITH A LARK

                     BY VINCENT VAN GOGH (1853-1890, DUTCH)

             GOOD TIMES ARE COMMONLY REPRESENTED BY A WHEAT SHEAF,

            CONNOTING NATURE'S BOUNTY AND THE HARVEST THAT IS REAPED

             AFTER ARDUOUS LABOR. ALTHOUGH HARDSHIP MAY BE INCURRED

           ALONG THE WAY, THE DISCIPLINED INVESTOR KNOWS THAT IN THE

                LONG TERM, PERSEVERANCE SHOULD RESULT IN REWARD.

                     -------------------------------------

AIM High Yield Fund is for shareholders who seek a high level of current income. The fund invests in a portfolio consisting primarily of high-yielding, lower-rated corporate bonds.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM High Yield Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales-charge structure and expenses.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The fund invests primarily in higher-yielding, lower-rated corporate bonds, commonly known as "junk bonds." These bonds have a greater risk of price fluctuation and loss of principal and income than U.S. government securities, such as U.S. Treasury bonds and bills, which offer a government guarantee as to the repayment of principal and interest if held to maturity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Lehman High Yield Bond Index is an unmanaged composite generally considered representative of high-yield debt securities. It is compiled by Lehman Brothers, a well-known global investment bank.
o Government securities, such as U.S. Treasury bills, notes and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


     AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED
         OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR
                ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT
                   YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/99, including sales charges

A SHARES

 10 Years                                  9.14%
  5 Years                                  6.84
  1 Year                                 -10.63*
*-6.18%, excluding sales charges

B SHARES

Since Inception (9/1/93)                   6.40%
  5 Years                                  6.79
  1 Year                                 -11.08*
*-6.84%, excluding CDSC

C SHARES

Since Inception (8/4/97)                   0.10%
  1 Year                                  -7.79*
*-6.95%, excluding CDSC

Past performance is no guarantee of comparable future results.
================================================================================

       MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE.
          RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY
                     FROM THE HISTORICAL PERFORMANCE SHOWN.


                               AIM HIGH YIELD FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER


                     Dear Fellow Shareholder:

                     With only several months remaining in 1999, the question on
  [PHOTO OF          many of your minds may be, "How will the year 2000 computer
 Charles T.          issue affect AIM and my investments?" We would like you to
   Bauer,            feel comfortable. We are pleased to be able to report to
Chairman of          you that as of June 1999 we achieved a major milestone
the Board of         toward year 2000 compliance status: we have successfully
  THE FUND           completed the testing of all of our mission-critical
APPEARS HERE]        systems.
                         Earlier this year, AIM participated in an industrywide
                     test that gave us a chance to see how our technology systems might be affected by the changeover to the year
                     2000 (Y2K). Everything went as well as we had hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
    The general purpose of the process was to test electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.
    During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. Now that we have finished adjusting our applications and systems, our focus for the rest of 1999 is to continue monitoring the year 2000 readiness status of outside sources we're linked to electronically. On the investment side, our portfolio management staff is continually evaluating the Y2K preparedness of the domestic and foreign companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if necessary. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our automated AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.

                     -------------------------------------

                             THE FINANCIAL INDUSTRY

                               HAS BEEN SEEN AS A

                             LEADER IN PLANNING FOR

                               YEAR 2000 CONCERNS.

                     -------------------------------------


       PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER
                IS DEEMED AIM'S YEAR 2000 READINESS DISCLOSURE.


                               AIM HIGH YIELD FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



HIGH-YIELD MARKET RECOVERS SLOWLY

HOW DID AIM HIGH YIELD FUND PERFORM DURING THE REPORTING PERIOD?
By the end of the first quarter of 1999, yield spreads in the high-yield market had narrowed substantially on their way back to more favorable levels established before last fall's market downturn. However, the high-yield market's lackluster performance in the second quarter of 1999 resulted in weak performance for AIM High Yield Fund, as it continued to struggle back from the extreme volatility in 1998. Cumulative total return for the six-month reporting period ended June 30, 1999, was 2.21% for Class A shares and 1.91% for Class B and Class C shares. Fund performance during the reporting period was competitive with the 2.20% return of the Lehman High Yield Bond Index.
    Despite the slow pace of the high-yield market's comeback, the fund continued to provide attractive current income. As of June 30, 1999, the fund's 30-day SEC yield was 9.08% for Class A shares and 8.75% for Class B and Class C shares. By comparison, the yield on the benchmark 30-year U.S. Treasury bond was 5.97%.
    Net assets under management totaled $3.49 billion at the reporting period's end.

WHAT WERE THE MAJOR TRENDS IN THE BOND MARKETS DURING THE FIRST HALF OF 1999? Bond performance was generally disappointing for the reporting period. This poor performance stemmed from heightened concerns that the Federal Reserve Board (the
Fed) would raise interest rates to slow economic growth and combat inflation. These concerns surfaced early in the reporting period after economic data showed that the U.S. gross domestic product continued to expand at a blistering pace. But the primary catalyst for concerns about a Fed rate hike was the dramatic and unexpected rise in the inflation rate in April.
    Uncertainty regarding the extent to which the Fed might raise interest rates eroded bond prices in May and June, sending their yields higher. The yield of the benchmark 30-year U.S. Treasury bond soared from 5.09% at the beginning of the reporting period to 6.16% on June 24, its highest level since 1997. On June 30, the Fed raised the federal funds rate from 4.75% to 5%, but returned to a neutral rate policy. The latter decision signaled that rate hikes were unlikely in the near future and sparked a "relief rally" in the bond market.

HOW DID HIGH-YIELD BONDS FARE IN THIS MARKET ENVIRONMENT?
During the reporting period, emerging-markets debt and high-yield securities were among the better-performing segments of the bond market. Poorer performers included Treasuries and foreign-government bonds. High-yield bonds generally outperform other fixed-income assets when interest rates rise because these bonds usually have higher coupons and shorter durations, which make them less sensitive to interest-rate moves.
    Despite these positive changes in 1999, the high-yield market continued to suffer from lack of investor confidence.
    Although high-yield bonds performed better than most other types of fixed-income instruments in the first half of the year, investors remained wary of the bonds' riskier nature. This general decline in investor confidence was also fueled by an increase in default rates during the reporting period. Through the first six months of 1999, the default rate for high-yield bonds was 4.5% compared to 3.4% last year and 2% in 1997.

GIVEN CURRENT MARKET CONDITIONS, HOW HAVE YOU MANAGED THE FUND'S PORTFOLIO?
As yield spreads returned to more "normal" levels in early 1999, riskier assets once again outperformed higher-quality issues because bond issuers compensated investors for taking on more risk. As a result, the middle- and lower-rated tiers of the high-yield market--B, CCC and non-rated bonds--have been the best-performing this year. The fund benefited from having approximately 89% of total net assets in these bonds as of June 30.
    Fund performance was also helped by a significant rebound in the steel, energy, paper and chemical industries. In a dramatic reversal of trends, sectors that had been the hardest hit during the market downturn in 1998 have benefited the most so far in 1999.
    At the reporting period's close, the fund's largest holdings were in the telecommunications and telephone industries, which continued to benefit from consolidation and from growing investor interest in the new generation of communications spawned by the computer age. Domestic high-yield securities were 81.71% of net assets. The introduction of the euro in January sparked a surge of


                     -------------------------------------

                          DURING THE REPORTING PERIOD,

                      EMERGING-MARKETS DEBT AND HIGH-YIELD

                       SECURITIES WERE AMONG THE BETTER-

                           PERFORMING SEGMENTS OF THE

                                  BOND MARKET.

                     -------------------------------------

          See important fund and index disclosures inside front cover.

                               AIM HIGH YIELD FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION

As of 6/30/99, based on total net assets

=========================================================================================================
TOP 10 HOLDINGS                                      TOP 10 INDUSTRIES
---------------------------------------------------------------------------------------------------------
  1. Airplanes Pass Through Trust      1.73%          1. Telecommunications (Cellular/Wireless)    9.80%
  2. Econophone Inc.                   1.54           2. Telecommunications (Long Distance)        8.03
  3. Logix Communications              1.40           3. Telephone                                 7.91
  4. ICG Services, Inc.                1.31           4. Manufacturing (Specialized)               5.05
  5. ZSC Speciality Chemicals PLC      1.25           5. Retail (Specialty)                        3.62
  6. Venetian Casino/Resort LLC        1.23           6. Airlines                                  3.26
  7. US Xchange LLC                    1.15           7. Broadcasting (Television, Radio & Cable)  3.11
  8. Avis Rent A Car Inc.              1.10           8. Auto Parts & Equipment                    2.83
  9. Nextel Communications Inc.        1.07           9. Gaming, Lottery & Parimutuel Companies    2.76
 10. Viatel Inc.                       1.01          10. Oil & Gas (Exploration & Production)      2.62

The fund's portfolio is subject to change, an there is no assurance that the fund will continue to hold any particular security.
=========================================================================================================

new bond issues from European companies. We took this opportunity to add to the fund's dollar-denominated international holdings, which represented 13.82% of total net assets on June 30.
    Another significant development during the reporting period was our decision to sell off the fund's position in convertible bonds, which previously had accounted for approximately 5% of total net assets.

WHAT ARE CONVERTIBLE BONDS? WHY DID YOU ELIMINATE THE FUND'S POSITION IN THIS ASSET CLASS?
Convertible bonds are corporate bonds that may be exchanged for a fixed number of shares of the issuing company's common stock. During the third quarter of 1998, the convertible sector was among the hardest hit in the high-yield market downturn. We decided at that time to take advantage of their attractive valuation and allocated a small percentage of the fund's assets to convertibles. The fund benefited from this opportunistic move when the high-yield market bounced back in 1999. However, as other sectors of the high-yield market improved, we decided to take our gains from this investment and redeploy the proceeds to other higher-yielding issues. We believe that shareholders may begin to see the benefits from this re-allocation in the near future.

WHAT IS YOUR OUTLOOK FOR HIGH-YIELD BONDS FOR THE REMAINDER OF 1999?
Several economic forces for favorable bond performance are now in place: modest inflationary pressures, full employment, income growth, relatively low interest rates, and capital formation. By the end of the reporting period, high-yield bonds boasted some excellent values relative to other fixed-income securities. Indeed, even if the prices of high-yield bonds remain low, their yields of about 10%, on average, provide a valuable safety cushion. As fundamentals continue to improve in the next few months, a full recovery in the high-yield market may depend on the time it takes for investors to become comfortable again with the risk-reward profile of this asset class. Although we cannot predict if and when this shift in market sentiment will occur, we believe that high-yield bonds remain an attractive option for investors looking for high income with some potential of appreciation.

                     -------------------------------------

                           BY THE END OF THE REPORTING

                        PERIOD, HIGH-YIELD BONDS BOASTED

                        SOME EXCELLENT VALUES RELATIVE TO

                         OTHER FIXED-INCOME SECURITIES.

                     -------------------------------------

================================================================================
PORTFOLIO CREDIT QUALITY

[BAR CHART]

BB                 4.56%

B                 60.20%

CCC               13.58%

Non-Rated         14.96%
================================================================================

          See important fund and index disclosures inside front cover.

                               AIM HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

June 30, 1999
(Unaudited)

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE

CORPORATE BONDS & NOTES-90.54%

AEROSPACE/DEFENSE-0.89%

Earthwatch, Inc., Sr. Disc. B35
  Notes, 12.50%, 03/01/01
  (Acquired 03/14/97; Cost
  $15,500,000)(a)(b)               $15,500,000   $   12,438,750
---------------------------------------------------------------
Precision Partners, Inc., Sr.
  Sub. Notes, 12.00%, 03/15/09
  (Acquired 03/16/99; Cost
  $19,425,000)(a)                   19,425,000       18,550,875
---------------------------------------------------------------
                                                     30,989,625
---------------------------------------------------------------

AIR FREIGHT-0.81%

Atlas Air, Inc., Sr. Unsec.
  Notes, 10.75%, 08/01/05           27,397,000       28,150,417
---------------------------------------------------------------

AIRLINES-3.26%

Airplanes Pass Through Trust,
  Series D Gtd. Sub. Bonds,
  10.875%, 03/15/19                 62,860,000       60,574,725
---------------------------------------------------------------
Amtran, Inc., Sr. Unsec. Gtd.
  Notes, 10.50%, 08/01/04           26,750,000       27,151,250
---------------------------------------------------------------
Continental Airlines, Notes,
  8.00%, 12/15/05                    8,000,000        7,771,040
---------------------------------------------------------------
Dunlop Standard Aero Holdings
  (United Kingdom), Sr. Notes,
  11.875%, 05/15/09 (Acquired
  05/07/99; Cost $17,882,233)(a)    17,960,000       18,319,200
---------------------------------------------------------------
                                                    113,816,215
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-2.83%

Advance Stores Co., Inc., Series
  B Sr. Unsec. Gtd. Sub. Notes,
  10.25%, 04/15/08                  23,300,000       22,368,000
---------------------------------------------------------------
Exide Corp., Sr. Notes, 10.00%,
  04/15/05                          27,975,000       28,254,750
---------------------------------------------------------------
JL French Automotive Casting, Sr.
  Sub. Notes, 11.50%, 06/01/09
  (Acquired 05/25/99; Cost
  $13,250,000)(a)                   13,250,000       13,581,250
---------------------------------------------------------------
Newcor, Inc., Series B Sr. Gtd.
  Sub. Notes, 9.875%, 03/01/08       4,675,000        4,160,750
---------------------------------------------------------------
Venture Holdings Trust,
  Sr. Notes, 11.00%, 06/01/07
    (Acquired 05/26/99; Cost
    $10,000,000)                    10,000,000       10,150,000
---------------------------------------------------------------
  Sr. Sub. Notes, 12.00%,
    06/01/09 (Acquired 05/26/99;
    Cost $20,000,000)(a)            20,000,000       20,200,000
---------------------------------------------------------------
                                                     98,714,750
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-3.03%

Diamond Cable Communications PLC
  (United Kingdom), Sr. Unsec.
  Disc. Yankee Notes, 11.75%,
  12/15/05(b)                       32,380,000       29,303,900
---------------------------------------------------------------
Digital TV Services LLC, Series B
  Sr. Gtd. Sub. Notes, 12.50%,
  08/01/07                          17,500,000       19,075,000
---------------------------------------------------------------
Fox Family Worldwide, Inc., Sr.
  Unsec. Disc. Notes, 10.25%,
  11/01/07(b)                       42,750,000       26,932,500
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE

BROADCASTING (TELEVISION, RADIO &
  CABLE)-(CONTINUED)

Knology Holdings, Inc., Sr. Disc.
  Notes, 11.875%, 10/15/07(b)      $52,305,000   $   30,467,662
---------------------------------------------------------------
                                                    105,779,062
---------------------------------------------------------------

BUILDING MATERIALS-0.72%

Congoleum Corp., Sr. Unsec.
  Notes, 8.625%, 08/01/08           12,015,000       11,474,325
---------------------------------------------------------------
Imperial Home Decor Group, Series
  B Sr. Unsec. Gtd. Sub. Notes,
  11.00%, 03/15/08                  19,100,000       13,847,500
---------------------------------------------------------------
                                                     25,321,825
---------------------------------------------------------------

CHEMICALS-0.38%

Sterling Chemicals, Inc., Sr.
  Unsec. Sub. Notes, 11.75%,
  08/15/06                          17,045,000       13,209,875
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-2.62%

Key Plastics, Inc., Series B Sr.
  Unsec. Gtd. Sub. Notes, 10.25%,
  03/15/07                          23,770,000       23,235,175
---------------------------------------------------------------
Trans-Resources, Inc.,
  Series B Sr. Unsec. Disc.
    Notes, 12.00%, 03/15/08(b)      11,750,000        5,963,125
---------------------------------------------------------------
  Notes, 10.75%, 03/15/08           19,450,000       18,866,500
---------------------------------------------------------------
ZSC Specialty Chemicals PLC
  (United Kingdom), Sr. Notes,
  11.00%, 07/01/09 (Acquired
  06/24/99; Cost $43,150,000)(a)    43,150,000       43,581,500
---------------------------------------------------------------
                                                     91,646,300
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.87%

Dialog Corp. PLC (United
  Kingdom), Series A Sr. Sub.
  Yankee Notes, 11.00%, 11/15/07    26,250,000       23,887,500
---------------------------------------------------------------
GST Telecommunications, Inc., Sr.
  Sec. Disc. Notes, 10.50%,
  05/01/08 (Acquired
  04/15/99-06/21/99; Cost
  $21,577,250)(a)(b)                34,950,000       20,183,625
---------------------------------------------------------------
ProNet, Inc., Sr. Sub. Notes,
  11.875%, 06/15/05                 23,940,000       21,186,900
---------------------------------------------------------------
                                                     65,258,025
---------------------------------------------------------------

COMPUTERS (HARDWARE)-0.05%

Candescent Technology Corp., Sr.
  Conv. Sub. Deb., 7.00%,
  05/01/03 (Acquired
  11/09/98-02/10/99; Cost
  $1,993,250)(a)                     2,250,000        1,755,000
---------------------------------------------------------------

COMPUTERS (NETWORKING)-1.84%

Convergent Communications, Series
  B Sr. Unsec. Notes, 13.00%,
  04/01/08(c)                       33,500,000       30,652,500
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE

COMPUTERS (NETWORKING)-(CONTINUED)

Exodus Communications, Inc.,
  Sr. Notes, 11.25%, 07/01/08
    (Acquired 06/17/99; Cost
    $8,040,000)(a)                 $ 8,000,000   $    8,460,000
---------------------------------------------------------------
  Unsec. Notes, 11.25%, 07/01/08    23,660,000       25,020,450
---------------------------------------------------------------
                                                     64,132,950
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.66%

Metal Management, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 10.00%,
  05/15/08                          28,500,000       23,085,000
---------------------------------------------------------------

CONSTRUCTION (CEMENT & AGGREGATES)-0.48%

Schuff Steel Co., Sr. Unsec. Gtd.
  Sub. Notes, 10.50%, 06/01/08      18,550,000       16,695,000
---------------------------------------------------------------

CONTAINERS & PACKAGING (PAPER)-0.33%

BPC Holding Corp., Series B Sr.
  Sec. Notes, 12.50%, 06/15/06      11,875,000       11,637,500
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-1.14%

Core-Mark International, Inc.,
  Sr. Sub. Notes, 11.375%,
  09/15/03                          16,340,000       15,890,650
---------------------------------------------------------------
Fleming Companies, Inc., Sr.
  Unsec. Gtd. Sub. Notes,
  10.625%, 07/31/07                 25,700,000       24,029,500
---------------------------------------------------------------
                                                     39,920,150
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.15%

Electronic Retailing Systems
  International, Inc., Sr. Disc.
  Notes, 13.25%, 02/01/04(b)        18,342,000        5,227,470
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-0.44%

Panda Funding Corp., Series A-1
  Pooled Project Bonds, 11.625%,
  08/20/12                          14,950,869       15,324,641
---------------------------------------------------------------

ENTERTAINMENT-0.58%

Ascent Entertainment Group, Sr.
  Sec. Disc. Notes, 11.875%,
  12/15/04(b)                       27,812,000       20,163,700
---------------------------------------------------------------

FOODS-1.51%

AmeriServe Food Distributors,
  Inc., Sr. Unsec. Gtd. Notes,
  8.875%, 10/15/06                   9,135,000        8,449,875
---------------------------------------------------------------
Vlasic Foods International, Inc.,
  Sr. Sub. Notes, 10.25%,
  07/01/09 (Acquired 06/23/99;
  Cost $22,853,750)(a)              23,500,000       23,294,375
---------------------------------------------------------------
Volume Services America Inc., Sr.
  Sub. Notes, 11.25%, 03/01/09
  (Acquired 02/25/99; Cost
  $19,000,000)(a)                   19,000,000       20,995,000
---------------------------------------------------------------
                                                     52,739,250
---------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-2.76%

Argosy Gaming Co., Sr. Sub.
  Notes, 10.75%, 06/01/09
  (Acquired 06/03/99-06/14/99;
  Cost $26,370,625)(a)              26,300,000       26,957,500
---------------------------------------------------------------
Resort at Summerlin/RAS Co., Sr.
  Unsec. Sub. PIK Notes, 13.00%,
  12/15/07                          28,723,000       26,281,545
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-(CONTINUED)

Venetian Casino Resort LLC, Sec.
  Gtd. Mortgage Notes, 12.25%,
  11/15/04                         $43,700,000   $   43,044,500
---------------------------------------------------------------
                                                     96,283,545
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.08%

Biovail Corp. International, Sr.
  Notes, 10.875%, 11/15/05          16,875,000       17,634,375
---------------------------------------------------------------
King Pharmaceuticals, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 10.75%,
  02/15/09                          19,570,000       20,254,950
---------------------------------------------------------------
                                                     37,889,325
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.89%

Triad Hospitals Holdings Inc.,
  Sr. Sub. Notes, 11.00%,
  05/15/09 (Acquired
  04/30/99-06/15/99; Cost
  $30,531,563)(a)                   30,320,000       31,002,200
---------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.41%

Harborside Healthcare, Sr. Unsec.
  Gtd. Disc. Sub. Notes, 11.00%,
  08/01/08(b)                       34,000,000       14,322,500
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.39%

Alaris Medical, Inc.,
  Sr. Disc. Notes, 11.125%,
    08/01/08(b)                     19,300,000       10,566,750
---------------------------------------------------------------
  Unsec. Gtd. Sub. Notes, 9.75%,
    12/01/06                        14,085,000       13,873,725
---------------------------------------------------------------
DJ Orthopedics LLC, Sr. Sub.
  Notes, 12.625%, 06/15/09
  (Acquired 06/17/99; Cost
  $18,611,070)(a)                   19,000,000       18,762,500
---------------------------------------------------------------
Mediq, Inc., Sr. Disc. Deb.,
  13.00%, 06/01/09(b)               13,750,000        5,293,750
---------------------------------------------------------------
                                                     48,496,725
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-0.49%

Team Health, Inc., Sr. Sub.
  Notes, 12.00%, 03/15/09
  (Acquired 03/05/99-06/10/99;
  Cost $16,965,000)(a)              16,930,000       17,268,600
---------------------------------------------------------------

HOMEBUILDING-2.13%

D.R. Horton, Inc., Unsec. Gtd.
  Notes, 10.00%, 04/15/06           16,055,000       17,138,712
---------------------------------------------------------------
Engle Homes, Inc., Series C Sr.
  Unsec. Gtd. Notes, 9.25%,
  02/01/08                          21,100,000       20,150,500
---------------------------------------------------------------
Schuler Homes, Sr. Unsec. Gtd.
  Notes, 9.00%, 04/15/08             8,745,000        8,351,475
---------------------------------------------------------------
U.S. Home Corp., Sr. Unsec. Sub.
  Notes, 8.875%, 02/15/09           30,000,000       28,800,000
---------------------------------------------------------------
                                                     74,440,687
---------------------------------------------------------------

HOUSEHOLD FURNISHING &
  APPLIANCES-0.51%

Falcon Products, Inc., Sr. Sub.
  Notes, 11.375%, 06/15/09
  (Acquired 06/14/99; Cost
  $17,900,000)(a)                   17,900,000       17,989,500
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE

HOUSEWARES-0.59%

Decora Industries, Inc., Series B
  Sr. Sec. Gtd. Notes, 11.00%,
  05/01/05                         $21,370,000   $   20,622,050
---------------------------------------------------------------

IRON & STEEL-1.12%

Acme Metals, Inc., Sr. Unsec.
  Gtd. Notes, 10.875%,
  12/15/07(d)                       27,564,000        3,169,860
---------------------------------------------------------------
GS Industries, Inc., Sr. Gtd.
  Notes, 12.00%, 09/01/04           21,755,000       18,056,650
---------------------------------------------------------------
Sheffield Steel Corp., Series B
  First Mortgage Notes, 11.50%,
  12/01/05                          19,100,000       17,810,750
---------------------------------------------------------------
                                                     39,037,260
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.81%

Marvel Enterprises, Inc., Sr.
  Notes, 12.00%, 06/15/09
  (Acquired 02/17/99; Cost
  $27,180,000)(a)                   27,180,000       28,335,150
---------------------------------------------------------------

LODGING-HOTELS-1.35%

American Skiing Co., Series B Sr.
  Sub. Notes, 12.00%, 07/15/06      19,275,000       14,938,125
---------------------------------------------------------------
Booth Creek Ski Holdings, Sr.
  Unsec. Gtd. Notes, 12.50%,
  03/15/07                          20,310,000       17,974,350
---------------------------------------------------------------
Stena Line A.B. (Sweden), Sr.
  Unsec. Yankee Notes, 10.625%,
  06/01/08                          18,680,000       14,150,100
---------------------------------------------------------------
                                                     47,062,575
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.58%

National Equipment Services,
  Series B, Sr. Sub. Notes,
  10.00%, 11/30/04                  20,000,000       20,400,000
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-2.20%

Anthony Crane Rentals LP, Series
  B Sr. Unsec. Gtd. Notes,
  10.375%, 08/01/08                 21,585,000       20,937,450
---------------------------------------------------------------
Elgin National Industries, Series
  B Sr. Unsec. Gtd. Notes,
  11.00%, 11/01/07                  13,185,000       13,119,075
---------------------------------------------------------------
Glenoit Corp., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 04/15/07      24,915,000       22,049,775
---------------------------------------------------------------
Jordan Industries, Inc., Series D
  Sr. Unsec. Notes, 10.375%,
  08/01/07                          20,500,000       20,602,500
---------------------------------------------------------------
                                                     76,708,800
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-4.80%

Berry Plastics Corp.,
  Series B Sr. Sub. Notes,
    12.25%, 04/15/04 (Acquired
    06/11/99; Cost $5,023,125)(a)    4,750,000        4,916,250
---------------------------------------------------------------
  Sr. Gtd. Sub. Notes, 12.25%,
    04/15/04                        13,000,000       13,455,000
---------------------------------------------------------------
Brand Scaffold Services, Sr.
  Unsec. Notes, 10.25%, 02/15/08    26,800,000       26,130,000
---------------------------------------------------------------
Derby Cycle Corp. (The), Sr.
  Unsec. Notes, 10.00%, 05/15/08    18,955,000       15,258,775
---------------------------------------------------------------
First Wave Marine, Inc., Sr.
  Unsec. Gtd. Notes, 11.00%,
  02/01/08                          21,835,000       19,979,025
---------------------------------------------------------------
Globe Manufacturing Corp., Series
  B Sr. Unsec. Gtd. Sub. Notes,
  10.00%, 08/01/08                  17,050,000       12,872,750
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE

MANUFACTURING (SPECIALIZED)-(CONTINUED)

MMI Products, Inc., Sr. Unsec.
  Sub. Notes, 11.25%, 04/15/07     $19,140,000   $   19,714,200
---------------------------------------------------------------
Neenah Corp.,
  Series B Sr. Sub. Notes,
    11.125%, 05/01/07                4,000,000        3,940,000
---------------------------------------------------------------
  Series D Sr. Sub. Notes,
    11.125%, 05/01/07               15,000,000       14,775,000
---------------------------------------------------------------
Omega Cabinets, Sr. Sub. Notes,
  10.50%, 06/15/07                  23,990,000       24,109,950
---------------------------------------------------------------
Precise Technology, Inc., Series
  B Sr. Unsec. Gtd. Sub. Notes,
  11.125%, 06/15/07                 12,900,000       12,464,625
---------------------------------------------------------------
                                                    167,615,575
---------------------------------------------------------------

METALS MINING-1.30%

Centaur Mining & Exploration Ltd.
  (Australia), Sr. Gtd. Yankee
  Notes, 11.00%, 12/01/07           27,800,000       25,645,500
---------------------------------------------------------------
Doe Run Resources Corp., Series B
  Sr. Unsec. Gtd. Notes, 11.25%,
  03/15/05                          21,790,000       19,719,950
---------------------------------------------------------------
                                                     45,365,450
---------------------------------------------------------------

NATURAL GAS-0.35%

Western Gas Resources, Inc., Sr.
  Sub. Notes, 10.00%, 06/15/09
  (Acquired 06/10/99-06/11/99;
  Cost $11,912,250)(a)              12,000,000       12,285,000
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.64%

Global Imaging Systems Inc., Sr.
  Sub. Notes, 10.75%, 02/15/07
  (Acquired 03/03/99-03/04/99;
  Cost $22,811,250)(a)              22,800,000       22,458,000
---------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-0.32%

Pride International, Inc., Sr.
  Unsec. Notes, 10.00%, 06/01/09    11,000,000       11,275,000
---------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-2.62%

Abraxas Petroleum Corp., Series D
  Sr. Unsec. Gtd. Notes, 11.50%,
  11/01/04                          10,205,000        6,429,150
---------------------------------------------------------------
Canadian Forest Oil Ltd.
  (Canada), Sr. Unsec. Gtd.
  Yankee Sub. Notes, 8.75%,
  09/15/07                          20,356,000       19,694,430
---------------------------------------------------------------
Chesapeake Energy Corp., Series B
  Sr. Unsec. Gtd. Notes, 9.625%,
  05/01/05                          13,730,000       12,906,200
---------------------------------------------------------------
Comstock Resources, Inc., Sr.
  Notes, 11.25%, 05/01/07
  (Acquired 04/26/99-05/25/99;
  Cost $21,296,901)(a)              21,275,000       21,700,500
---------------------------------------------------------------
Pogo Producing Co., Series B, Sr.
  Unsec. Sub. Notes, 10.375%,
  02/15/09                          21,335,000       22,295,075
---------------------------------------------------------------
Queen Sand Resources, Inc., Sr.
  Unsec. Gtd. Notes, 12.50%,
  07/01/08                          13,145,000        8,347,075
---------------------------------------------------------------
                                                     91,372,430
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE

OIL & GAS (REFINING & MARKETING)-0.49%

Texas Petrochemical Corp.,
  Series B Sr. Sub. Notes,
    11.125%, 07/01/06              $ 4,470,000   $    4,000,650
---------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 11.125%,
    07/01/06                        14,480,000       12,959,600
---------------------------------------------------------------
                                                     16,960,250
---------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.64%

Polaroid Corp., Sr. Unsec. Notes,
  11.50%, 02/15/06                  21,120,000       22,492,800
---------------------------------------------------------------

PUBLISHING-0.18%

Liberty Group Publishing, Inc.,
  Sr. Unsec. Disc. Deb., 11.625%,
  02/01/09(b)                       11,360,000        6,191,200
---------------------------------------------------------------

RAILROADS-1.51%

Railworks Corp. Sr. Sub. Notes,
  11.50%, 04/15/09 (Acquired
  04/01/99-06/14/99; Cost
  $25,680,875)(a)                   25,500,000       25,691,250
---------------------------------------------------------------
TFM, S.A. de C.V. (Mexico), Sr.
  Gtd. Disc. Yankee Notes,
  11.75%, 06/15/09(b)               45,000,000       27,225,000
---------------------------------------------------------------
                                                     52,916,250
---------------------------------------------------------------

RESTAURANTS-0.49%

AFC Enterprises, Sr. Unsec. Sub.
  Notes, 10.25%, 05/15/07           16,990,000       17,244,850
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.47%

Cumberland Farms, Inc., Sec.
  Notes, 10.50%, 10/01/03           16,569,000       16,361,887
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.60%

Plainwell, Inc., Series B Sr.
  Unsec. Sub. Notes, 11.00%,
  03/01/08                          25,905,000       20,853,525
---------------------------------------------------------------

RETAIL (SPECIALTY)-3.62%

Cabot Safety Corp., Sr. Sub.
  Notes, 12.50%, 07/15/05           18,975,000       20,398,125
---------------------------------------------------------------
CEX Holdings, Inc., Series B Sr.
  Unsec. Gtd. Sub. Notes, 9.625%,
  06/01/08                          20,175,000       19,014,937
---------------------------------------------------------------
CSK Auto Inc., Series A Sr. Gtd.
  Sub. Notes, 11.00%, 11/01/06      15,245,000       15,778,575
---------------------------------------------------------------
Neff Corp, Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 06/01/08           27,650,000       28,402,000
---------------------------------------------------------------
Rent-A-Center, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 11.00%,
  08/15/08                          23,060,000       23,232,950
---------------------------------------------------------------
Vista Eyecare, Inc., Series B Sr.
  Unsec. Gtd. Notes, 12.75%,
  10/15/05                          19,700,000       19,601,500
---------------------------------------------------------------
                                                    126,428,087
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.44%

Big 5 Corp., Series B Sr. Unsec.
  Notes, 10.875%, 11/15/07          17,890,000       18,247,800
---------------------------------------------------------------
GFSI Holdings, Inc., Series B Sr.
  Disc. Notes, 11.375%,
  09/15/09(b)                       20,000,000       14,100,000
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE

RETAIL (SPECIALTY-APPAREL)-(CONTINUED)

J Crew Operating Corp., Sr. Sub.
  Notes, 10.375%, 10/15/07         $18,245,000   $   17,971,325
---------------------------------------------------------------
                                                     50,319,125
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-1.17%

Dimac Corp., Sr. Sub. Notes,
  12.50%, 10/01/08 (Acquired
  10/16/98; Cost $24,308,250)(a)    25,000,000       15,125,000
---------------------------------------------------------------
MDC Corporation, Inc. (Canada),
  Sr. Unsec. Sub. Yankee Notes,
  10.50%, 12/01/06                  24,470,000       25,571,150
---------------------------------------------------------------
                                                     40,696,150
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-2.42%

Avis Rent A Car, Inc., Sr. Sub.
  Notes, 11.00%, 05/01/09
  (Acquired 06/25/99; Cost
  $37,650,000)(a)                   37,650,000       38,403,000
---------------------------------------------------------------
Coinmach Corp., Series D Sr.
  Unsec. Notes, 11.75%, 11/15/05    27,760,000       30,536,000
---------------------------------------------------------------
Hydrochem Industrial Service,
  Series B Sr. Sec. Gtd. Sub.
  Notes, 10.375%, 08/01/07          17,310,000       15,665,550
---------------------------------------------------------------
                                                     84,604,550
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.65%

MSX International, Inc.,
  Series B Sr. Sub. Notes,
    11.375%, 01/15/08 (Acquired
    05/13/99; Cost $4,902,500)(a)    5,000,000        4,875,000
---------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes,
    11.375%, 01/15/08               18,130,000       17,676,750
---------------------------------------------------------------
                                                     22,551,750
---------------------------------------------------------------

SHIPPING-0.92%

Millenium Seacarriers, First
  Priority Ship Mortgage Notes,
  12.00%, 07/15/05                  19,900,000       10,447,500
---------------------------------------------------------------
Navigator Gas Transport PLC
  (United Kingdom), Notes,
  10.50%, 06/30/07 (Acquired
  07/31/97-09/04/97; Cost
  $17,716,250)(a)                   17,520,000        9,198,000
---------------------------------------------------------------
Pegasus Shipping Hellas Co.
  (Bermuda), Series A Sr. Sec.
  Gtd. Mortgage Notes, 11.875%,
  11/15/04                          22,500,000       12,487,500
---------------------------------------------------------------
                                                     32,133,000
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-7.47%

Cencall Communications Corp., Sr.
  Disc. Notes, 10.125%,
  01/15/04(b)                       31,020,000       31,795,500
---------------------------------------------------------------
Clearnet Communications, Inc.
  (Canada), Sr. Disc. Yankee Notes,
    10.125%, 05/01/09(b)            15,450,000        8,845,125
---------------------------------------------------------------
  Sr. Unsec. Disc. Yankee Notes,
    14.75%, 12/15/05(b)             12,360,000       11,309,400
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-(CONTINUED)

Crown Castle International Corp.,
  Sr. Disc. Notes, 10.375%,
    05/15/11(b)                    $ 2,750,000   $    1,625,938
---------------------------------------------------------------
  Unsec. Disc. Notes, 10.625%,
    11/15/07(b)                     16,844,000       11,875,020
---------------------------------------------------------------
KMC Telecom Holdings, Inc., Sr.
  Notes, 13.50%, 05/15/09
  (Acquired 05/19/99; Cost
  $18,000,000)(a)                   18,000,000       18,090,000
---------------------------------------------------------------
Microcell Telecommunications,
  Inc. (Canada), Series B Sr.
  Disc. Yankee Notes, 14.00%,
  06/01/06(b)                       29,530,000       24,140,775
---------------------------------------------------------------
Nextel Communications, Inc., Sr.
  Unsec. Notes, 12.00%, 11/01/08    29,040,000       33,105,600
---------------------------------------------------------------
Orion Network Systems, Inc., Sr.
  Gtd. Notes, 11.25%, 01/15/07      24,000,000       21,240,000
---------------------------------------------------------------
PageMart Wireless, Inc., Sr. Sub.
  Disc. Notes, 11.25%,
  02/01/08(b)                       43,640,000       18,110,600
---------------------------------------------------------------
Powertel, Inc.,
  Sr. Unsec. Disc. Notes, 12.00%,
    05/01/06(b)                     38,000,000       32,164,720
---------------------------------------------------------------
  Notes, 11.125%, 06/01/07          16,500,000       17,077,500
---------------------------------------------------------------
Spectrasite Holdings, Inc., Sr.
  Disc. Notes,
  11.25%, 04/15/09 (Acquired
    04/13/99; Cost
    $12,301,087)(a)(b)              21,230,000       12,207,250
---------------------------------------------------------------
  12.00%, 07/15/08 (Acquired
    06/23/98; Cost
    $16,815,591)(a)(b)              30,300,000       19,240,500
---------------------------------------------------------------
                                                    260,827,928
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-7.57%

Call-Net Enterprises, Inc.
  (Canada), Sr. Unsec. Disc.
  Yankee Notes,
  10.80%, 05-15-09(b)               23,000,000       12,765,000
---------------------------------------------------------------
  8.94%, 08/15/08(b)                28,000,000       15,820,000
---------------------------------------------------------------
Econophone, Inc.,
  Sr. Unsec. Notes, 13.50%,
    07/15/07                        20,200,000       21,563,500
---------------------------------------------------------------
  Disc. Notes, 11.00%,
    02/15/08(b)                     60,000,000       32,400,000
---------------------------------------------------------------
Esprit Telecom Group PLC (United
  Kingdom), Sr. Unsec. Yankee
  Notes, 11.50%, 12/15/07           19,500,000       21,255,000
---------------------------------------------------------------
FirstCom Corp., Sr. Notes,
  14.00%, 10/27/07                  25,990,000       17,738,175
---------------------------------------------------------------
Long Distance International Inc.,
  Sr. Notes, 12.25%, 04/15/08       26,290,000       17,154,225
---------------------------------------------------------------
Primus Telecommunications Group,
  Inc., Sr. Sec. Notes, 11.75%,
  08/01/04                          20,000,000       20,400,000
---------------------------------------------------------------
RSL Communications Ltd. (United
  Kingdom), Bonds, 12.00%,
  11/01/08                          14,500,000       15,225,000
---------------------------------------------------------------
  Sr. Yankee Gtd. Notes, 12.25%,
    11/15/06                        17,134,000       18,247,710
---------------------------------------------------------------
Versatel Telecom International
  N.V. (Netherlands),
  Sr. Notes, 13.25%, 05/15/08       20,250,000       21,060,000
---------------------------------------------------------------
  Sr. Unsec. Notes, 13.25%,
    05/15/08                        14,810,000       15,513,475
---------------------------------------------------------------
Viatel, Inc., Sr. Notes, 11.25%,
  04/15/08                          34,500,000       35,362,500
---------------------------------------------------------------
                                                    264,504,585
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE

TELEPHONE-7.80%

Alestra S.A. (Mexico),
  Sr. Notes, 12.625%, 05/15/09
    (Acquired 05/12/99; Cost
    $25,500,000)(a)                $25,500,000   $   24,735,000
---------------------------------------------------------------
  Sr. Notes, 12.125%, 05/15/06
    (Acquired 05/12/99; Cost
    $30,000,000)(a)                 30,000,000       29,100,000
---------------------------------------------------------------
Esat Telecom Group PLC (Ireland),
  Sr. Disc. Yankee Notes, 12.50%,
  02/01/07(b)                       25,530,000       18,253,950
---------------------------------------------------------------
ICG Services, Inc., Sr. Unsec.
  Disc. Notes, 10.00%,
  02/15/08(b)                       81,650,000       45,928,125
---------------------------------------------------------------
Logix Communications,
  Sr. Unsec. Notes, 12.25%,
    06/15/08                        53,750,000       49,046,875
---------------------------------------------------------------
  Disc. Notes, 12.25%,
    06/01/09(b)                     16,500,000        9,735,000
---------------------------------------------------------------
Nextlink Communications, Inc.,
  Sr. Unsec. Notes, 10.75%,
  11/15/08                          20,000,000       20,650,000
---------------------------------------------------------------
NTL Communications Corp., Series
  B Sr. Unsec. Notes, 11.50%,
  10/01/08                          16,055,000       17,780,913
---------------------------------------------------------------
U.S. Xchange LLC, Sr. Unsec.
  Notes, 15.00%, 07/01/08           38,400,000       40,032,000
---------------------------------------------------------------
Worldwide Fiber, Inc. (Canada),
  Sr. Notes, 12.50%, 12/15/05
  (Acquired 12/18/98-04/15/99;
  Cost $17,181,003)(a)              17,065,000       17,278,313
---------------------------------------------------------------
                                                    272,540,176
---------------------------------------------------------------

TEXTILES (APPAREL)-1.55%

Cherokee International, Sr. Sub.
  Notes, 10.50%, 05/01/09
  (Acquired 04/27/99; Cost
  $11,850,000)(a)                   11,850,000       11,850,000
---------------------------------------------------------------
Panolam Industries International,
  Sr. Sub. Notes, 11.50%,
  02/15/09 (Acquired
  02/10/99-06/09/99; Cost
  $18,443,750)(a)                   18,330,000       18,788,250
---------------------------------------------------------------
Perry Ellis International Inc.,
  Sr. Unsec. Gtd. Sub. Notes,
  12.25%, 04/01/06 (Acquired
  03/31/99; Cost $23,032,516)(a)    23,300,000       23,649,500
---------------------------------------------------------------
                                                     54,287,750
---------------------------------------------------------------

TRUCKERS-0.50%

Travelcenters of America, Inc.,
  Sr. Unsec. Gtd. Sub. Deb.,
  10.25%, 04/01/07                  17,530,000       17,617,650
---------------------------------------------------------------

TRUCKS & PARTS-1.12%

Blue Bird Body Co., Series B Sr.
  Sub. Notes, 10.75%, 11/15/06      15,425,000       16,504,750
---------------------------------------------------------------
HDA Parts System, Inc., Sr. Sub.
  Notes, 12.00%, 08/01/05
  (Acquired 07/28/98-09/08/98;
  Cost $22,127,500)(a)              22,400,000       22,736,000
---------------------------------------------------------------
                                                     39,240,750
---------------------------------------------------------------
    Total Corporate Bonds & Notes
      (Cost $3,349,661,257)                       3,162,569,390
---------------------------------------------------------------

                                     SHARES

COMMON STOCKS-0.62%

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.08%

UnitedGlobalCom. Inc.-Class A(e)        41,949   $    2,836,784
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

REAL ESTATE INVESTMENT
  TRUSTS-0.03%

Meditrust Companies                     89,908   $    1,180,039
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.26%

Celcaribe S.A., Ordinary Trust
  Certificates (Acquired
  05/17/94-01/23/97; Cost
  $0)(a)(e)                          2,276,400        6,260,100
---------------------------------------------------------------
Nextel Communications, Inc.-Class
  A(e)                                  52,195        2,619,537
---------------------------------------------------------------
                                                      8,879,637
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.20%

Viatel, Inc.(e)                        121,387        6,812,845
---------------------------------------------------------------

TELEPHONE-0.05%

Intermedia Communications,
  Inc.(e)                               63,087        1,892,604
---------------------------------------------------------------
    Total Common Stocks (Cost
      $3,526,153)                                    21,601,909
---------------------------------------------------------------

PREFERRED STOCKS-2.39%

AEROSPACE/DEFENSE-0.06%

Earthwatch Inc.-Series C, $1.20
  Conv. Pfd. (Acquired 03/14/97;
  Cost $4,824)(a)                      101,393        2,053,209
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.25%

Brand Scaffold Services, Inc.,
  $3.625 Pfd.                          280,000        8,750,000
---------------------------------------------------------------

SHIPPING-0.15%

Pegasus Shipping Hellas Co.
  (Bermuda), 12.75% PIK Pfd.
  (Acquired 06/24/98; Cost
  $7,461,000)(a)(e)                     15,000        5,400,000
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-1.93%

Amdocs Ltd., $1.51 Conv. Pfd.
  TRACES                                38,100          847,725
---------------------------------------------------------------
Dobson Communications Corp.,
  $122.50 PIK Pfd.                      31,948       29,072,680
---------------------------------------------------------------
Nextel Communications, Inc.,
  Series E $111.25 PIK Pfd.             36,972       37,342,179
---------------------------------------------------------------
                                                     67,262,584
---------------------------------------------------------------
    Total Preferred Stocks (Cost
      $79,195,141)                                   83,465,793
---------------------------------------------------------------

WARRANTS-0.48%

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.00%

Knology Holdings, Inc., expiring
  10/15/07 (Acquired 03/12/98;
  Cost $0)(a)(e)                        47,250          106,312
---------------------------------------------------------------
Wireless One, Inc., expiring
  10/19/00(e)                           37,560              376
---------------------------------------------------------------
                                                        106,688
---------------------------------------------------------------

CHEMICALS-0.00%

Sterling Chemicals Holdings,
  expiring 08/15/08(e)                   7,500          112,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

COMPUTERS (NETWORKING)-0.00%

Convergent Communications,
  expiring 04/01/08(e)                 132,800   $        1,328
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.00%

Electronic Retailing Systems
  International, Inc., expiring
  02/01/04(e)                           18,802           94,010
---------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-0.00%

Resort At Summerlin/RAS Co.,
  expiring 12/15/07(e)                  23,900              239
---------------------------------------------------------------

HEALTH CARE (HOSPITAL
  MANAGEMENT)-0.01%

Republic Health Corp., expiring
  04/03/00(e)                           17,500          315,000
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.00%

Mediq, Inc., expiring 06/01/09
  (Acquired 05/21/98; Cost
  $0)(a)(e)                             13,750              138
---------------------------------------------------------------

IRON & STEEL-0.01%

Bar Technologies, Inc., expiring
  04/01/01(e)                            6,000          120,000
---------------------------------------------------------------

METAL FABRICATORS-0.00%

Gulf States Steel, Inc., expiring
  04/15/03(e)                           15,990              160
---------------------------------------------------------------

PERSONAL CARE-0.00%

IHF Capital, Inc.,
  Series H expiring 11/14/99
    (Acquired 11/04/94; Cost
    $0)(a)(e)                            8,000               80
---------------------------------------------------------------
  Series I expiring 11/14/99
    (Acquired 11/04/94-03/01/95;
    Cost $0)(a)(e)                       7,250            3,625
---------------------------------------------------------------
                                                          3,705
---------------------------------------------------------------

SHIPPING-0.00%

Millenium Seacarriers, expiring
  07/15/03(e)                           19,900           24,875
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.14%

Cellnet Data System, expiring
  10/01/07 (Acquired
  09/24/97-10/15/97; Cost
  $0)(a)(e)                             10,000           82,500
---------------------------------------------------------------
Clearnet Communications Inc.
  (Canada), expiring 09/15/05(e)       100,716          856,086
---------------------------------------------------------------
ICG Communications, Inc.,
  expiring 10/15/05(e)                  39,600          712,800
---------------------------------------------------------------
Loral Space & Communications,
  Ltd., expiring 01/15/07(e)            43,600          385,800
---------------------------------------------------------------
McCaw Intl. Ltd., expiring
  04/15/07(e)                           39,500          108,625
---------------------------------------------------------------
Microcell Telecommunications,
  Inc. (Canada) expiring 06/01/06
  (Acquired 12/18/96; Cost
  $0)(a)(e)                            118,000        1,979,214
---------------------------------------------------------------
Powertel Inc., expiring
  02/01/06(e)                           42,656          543,864
---------------------------------------------------------------
                                                      4,668,889
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.26%

Firstcom Corp., expiring 10/27/07
  (Acquired 05/12/99; Cost
  $0.00)(a)(e)                         804,650   $    3,218,600
---------------------------------------------------------------
Long Distance International Inc.,
  expiring 04/13/08(e)                  25,610           64,025
---------------------------------------------------------------
Primus Telecommunications Group,
  Inc., expiring 08/01/04(e)            20,000          405,000
---------------------------------------------------------------
RSL Communications, Ltd. (United
  Kingdom), expiring 11/15/06(e)        45,145        3,701,890
---------------------------------------------------------------
Versatel Telecom International
  N.V. (Netherlands), expiring
  05/15/08 (Acquired
  05/20/98-05/24/99; Cost
  $1,654)(a)(e)                         35,060        1,761,765
---------------------------------------------------------------
                                                      9,151,280
---------------------------------------------------------------

TELEPHONE-0.06%

Esat Telecom Group PLC (Ireland),
  expiring 02/01/07 (Acquired
  06/16/97; Cost $0)(a)(e)              25,530        2,055,165
---------------------------------------------------------------
Intermedia Communications, Inc.,
  expiring 06/01/00(e)                   1,500          145,875
---------------------------------------------------------------
                                                      2,201,040
---------------------------------------------------------------
    Total Warrants (Cost
      $3,729,839)                                    16,799,852
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE

TIME DEPOSITS-1.29%

Dresdner Kleinwort Benson North
  America, LLC, 5.75%, 07/01/99    $44,907,963   $   44,907,963
---------------------------------------------------------------

REPURCHASE AGREEMENTS-2.80%(f)
Credit Suisse First Boston,

  5.10%, 07/01/99(g)                52,998,353       52,998,353
---------------------------------------------------------------
SBC Warburg Dillon Read, Inc.,
  5.75%, 07/01/99(h)                45,000,000       45,000,000
---------------------------------------------------------------
    Total Repurchase Agreements
      (Cost $97,998,353)                             97,998,353
---------------------------------------------------------------
TOTAL INVESTMENTS-98.12%                          3,427,343,260
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-1.88%                                  65,527,877
---------------------------------------------------------------
NET ASSETS-100.00%                               $3,492,871,137
===============================================================

Investment Abbreviations:

Conv.  - Convertible
Deb.   - Debentures
Disc.  - Discounted
Gtd.   - Guaranteed
Pfd.   - Preferred
PIK    - Payment in Kind
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
TRACES - Trust Automatic Common Exchange Securities
Unsec. - Unsecured

Notes to Schedule of Investments:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 06/30/99 was $727,072,546 which represented 20.82% of the Fund's net assets.
(b) Step bond issued at a discount. Interest rate shown represents coupon rate at which the bond will accrue at a specified future date.
(c) Consists of more than one class of securities traded together as a unit. In addition to the debt obligations listed, each unit contains warrants that enable the holder to purchase common stock in the issuer at a predetermined price per share of common stock.
(d) Defaulted security. Currently, the issuer is partially in default with respect to interest payments.
(e) Non-income producing security.
(f) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(g) Joint repurchase agreement entered into 06/30/99 with a maturing value of $350,049,583. Collateralized by U.S. Government obligations.
(h) Joint repurchase agreement entered into 06/30/99 with a maturing value of $400,056,667. Collateralized by U.S. Government obligations.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1999
(UNAUDITED)


ASSETS:

Investments, at market value (cost
  $3,579,018,706)                           $3,427,343,260
----------------------------------------------------------
Receivables for:
  Investments sold                              12,731,308
----------------------------------------------------------
  Fund shares sold                              10,351,977
----------------------------------------------------------
  Dividends and interest                        69,988,891
----------------------------------------------------------
Investment for deferred compensation plan           68,923
----------------------------------------------------------
Other assets                                       980,099
----------------------------------------------------------
    Total assets                             3,521,464,458
----------------------------------------------------------

LIABILITIES:

Payables for:
  Fund shares reacquired                        10,063,657
----------------------------------------------------------
  Dividends                                     13,423,886
----------------------------------------------------------
  Deferred compensation plan                        68,923
----------------------------------------------------------
Accrued advisory fees                            1,368,872
----------------------------------------------------------
Accrued distribution fees                        3,257,328
----------------------------------------------------------
Accrued operating expenses                         410,655
----------------------------------------------------------
    Total liabilities                           28,593,321
----------------------------------------------------------
Net assets applicable to shares
  outstanding                               $3,492,871,137
----------------------------------------------------------

NET ASSETS:

Class A                                     $1,552,225,534
==========================================================
Class B                                     $1,804,446,619
==========================================================
Class C                                     $  136,198,984
==========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        182,227,999
==========================================================
Class B                                        211,888,128
==========================================================
Class C                                         16,028,607
==========================================================
Class A:
  Net asset value and redemption price per
    share                                   $         8.52
----------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.52
      divided by 95.25%)                    $         8.94
==========================================================
Class B:
  Net asset value and offering price per
    share                                   $         8.52
==========================================================
Class C:
  Net asset value and offering price per
    share                                   $         8.50
==========================================================

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1999
(UNAUDITED)


INVESTMENT INCOME:

Interest                                    $ 186,882,386
---------------------------------------------------------
Dividends                                       1,357,781
---------------------------------------------------------
    Total investment income                   188,240,167
---------------------------------------------------------

EXPENSES:

Advisory fees                                   8,528,981
---------------------------------------------------------
Administrative services fees                       74,274
---------------------------------------------------------
Transfer agent fees -- Class A                  1,051,349
---------------------------------------------------------
Transfer agent fees -- Class B                  1,233,807
---------------------------------------------------------
Transfer agent fees -- Class C                     89,782
---------------------------------------------------------
Trustees' fees                                     18,933
---------------------------------------------------------
Distribution fees -- Class A                    2,046,129
---------------------------------------------------------
Distribution fees -- Class B                    9,140,423
---------------------------------------------------------
Distribution fees -- Class C                      636,573
---------------------------------------------------------
Other                                              47,669
---------------------------------------------------------
    Total expenses                             22,867,920
---------------------------------------------------------
Less: Expenses paid indirectly                   (111,408)
---------------------------------------------------------
    Net expenses                               22,756,512
---------------------------------------------------------
Net investment income                         165,483,655
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                 (157,644,793)
---------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                        66,270,212
---------------------------------------------------------
    Net gain (loss) from investment
       securities                             (91,374,581)
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                $  74,109,074
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 1999 AND THE YEAR ENDED DECEMBER 31, 1998 (UNAUDITED)

                                                                 JUNE 30,        DECEMBER 31,
                                                                   1999              1998
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $  165,483,655    $  336,256,233
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (157,644,793)     (188,887,632)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                         66,270,212      (359,473,146)
----------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                  74,109,074      (212,104,545)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                        (83,916,079)     (170,021,135)
----------------------------------------------------------------------------------------------
  Class B                                                        (86,072,714)     (158,792,161)
----------------------------------------------------------------------------------------------
  Class C                                                         (6,001,019)       (6,792,770)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (72,879,550)      142,435,247
----------------------------------------------------------------------------------------------
  Class B                                                         35,724,175       448,570,951
----------------------------------------------------------------------------------------------
  Class C                                                         26,898,115       101,384,122
----------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       (112,137,998)      144,679,709
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          3,605,009,135     3,460,329,426
----------------------------------------------------------------------------------------------
  End of period                                               $3,492,871,137    $3,605,009,135
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $4,001,479,659    $4,011,736,919
----------------------------------------------------------------------------------------------
  Undistributed net investment income                             (5,016,019)        5,490,138
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (351,917,058)     (194,272,265)
----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (151,675,445)     (217,945,657)
----------------------------------------------------------------------------------------------
                                                              $3,492,871,137    $3,605,009,135
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1999
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares, and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve a high level of current income by investing primarily in publicly traded non-investment grade debt securities. The Fund will also consider the possibility of capital growth when it purchases and sells securities. Debt securities of less than investment grade are considered "high risk" securities (commonly referred to as junk bonds). These bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Equity securities which are listed or traded on an exchange or the NASDAQ National Market System are valued at the last sales price on the exchange where principally traded or, lacking any sales on a particular day, at the closing bid price on that day. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Each security reported in the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such distributions are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually subject to restrictions noted in section "C" below.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $118,664,039 as of December 31, 1998 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2006. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
D. Foreign Currency Translation -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
F. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2- ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% of the first $200 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.50% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.45% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended June 30, 1999, AIM was paid $74,274 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 1999, the Fund paid AFS $1,535,836 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended June 30, 1999, the Class A, Class B and Class C shares paid AIM Distributors $2,046,129, $9,140,423 and $636,573, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $534,635 from sales of the Class A shares of the Fund during the six months ended June 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 1999, AIM Distributors received $233,353 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the six months ended June 30, 1999, the Fund paid legal fees of $5,403 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the six months ended June 30, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $23,107 and $88,301, respectively under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $111,408 during the six months ended June 30, 1999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period. Prior to May 28, 1999, the commitment fee rate was 0.05%.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1999 was $1,816,815,567 and $1,780,170,458, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1999 was as follows:

Aggregate unrealized appreciation of
  investment securities                     $  90,594,316
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (243,451,462)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                  $(152,857,146)
=========================================================

Cost of investments for tax purposes is $3,580,200,406.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 1999 and the year ended December 31, 1998 were as follows:

                                  JUNE 30,                       DECEMBER 31,
                                    1999                             1998
                       ------------------------------   ------------------------------
                          SHARES          AMOUNT           SHARES          AMOUNT
                       ------------   ---------------   ------------   ---------------
Sold:
  Class A                48,054,310   $   421,013,988    113,312,954   $ 1,099,027,598
--------------------------------------------------------------------------------------
  Class B                30,611,215       267,540,063     81,983,594       793,346,240
--------------------------------------------------------------------------------------
  Class C                 6,038,493        52,685,254     31,084,188       309,774,327
--------------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                 6,261,895        54,601,149     11,706,241       112,173,341
--------------------------------------------------------------------------------------
  Class B                 5,052,957        44,039,989      8,418,057        80,427,189
--------------------------------------------------------------------------------------
  Class C                   461,419         4,013,434        480,845         4,500,556
--------------------------------------------------------------------------------------
Reacquired:
  Class A               (62,645,898)     (548,494,687)  (110,296,515)   (1,068,765,692)
--------------------------------------------------------------------------------------
  Class B               (31,576,430)     (275,855,877)   (44,848,230)     (425,202,478)
--------------------------------------------------------------------------------------
  Class C                (3,421,427)      (29,800,573)   (21,196,339)     (212,890,761)
--------------------------------------------------------------------------------------
                         (1,163,466)  $   (10,257,260)    70,644,795   $   692,390,320
======================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and a share of Class B outstanding during the six months ended June 30, 1999 and each of the years in the five-year period ended December 31, 1998, and for a share of Class C outstanding during the six months ended June 30, 1999, the year ended December 31, 1998 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                     CLASS A
                                                ---------------------------------------------------------------------------------
                                                                                          DECEMBER 31,
                                                 JUNE 30,      ------------------------------------------------------------------
                                                   1999           1998           1997           1996          1995         1994
                                                ----------     ----------     ----------     ----------     --------     --------
Net asset value, beginning of period            $     8.77     $    10.16     $     9.88     $     9.43     $   8.93     $  10.05
----------------------------------------------  ----------     ----------     ----------     ----------     --------     --------
Income from investment operations:
  Net investment income                               0.42           0.92           0.90           0.92         0.93         0.96
----------------------------------------------  ----------     ----------     ----------     ----------     --------     --------
  Net gains (losses) on securities (both
    realized and unrealized)                         (0.23)         (1.40)          0.28           0.46         0.52        (1.12)
----------------------------------------------  ----------     ----------     ----------     ----------     --------     --------
    Total from investment operations                  0.19          (0.48)          1.18           1.38         1.45        (0.16)
----------------------------------------------  ----------     ----------     ----------     ----------     --------     --------
Less distributions:
  Dividends from net investment income               (0.44)         (0.91)         (0.90)         (0.93)       (0.95)       (0.96)
----------------------------------------------  ----------     ----------     ----------     ----------     --------     --------
Net asset value, end of period                  $     8.52     $     8.77     $    10.16     $     9.88     $   9.43     $   8.93
==============================================  ==========     ==========     ==========     ==========     ========     ========
Total return(a)                                       2.21%         (5.10)%        12.52%         15.44%       16.86%       (1.67)%
==============================================  ==========     ==========     ==========     ==========     ========     ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $1,552,226     $1,670,863     $1,786,352     $1,272,974     $886,106     $578,959
==============================================  ==========     ==========     ==========     ==========     ========     ========
Ratio of expenses to average net assets               0.86%(b)       0.85%          0.90%          0.97%        0.96%        1.00%
==============================================  ==========     ==========     ==========     ==========     ========     ========
Ratio of net investment income to average net
  assets                                              9.63%(b)       9.45%          9.08%          9.67%        9.95%       10.07%
==============================================  ==========     ==========     ==========     ==========     ========     ========
Portfolio turnover rate                                 53%            76%            80%            77%          61%          53%
==============================================  ==========     ==========     ==========     ==========     ========     ========

(a) Does not deduct sales charges and is not annualized for periods less than one year.

(b) Ratios are annualized and based on average net assets of $1,650,468,438.

                                                                    CLASS B                                       CLASS C
                                  ----------------------------------------------------------------------------    --------
                                                                         DECEMBER 31,
                                   JUNE 30,     --------------------------------------------------------------    JUNE 30,
                                     1999          1998          1997          1996         1995        1994        1999
                                  ----------    ----------    ----------    ----------    --------    --------    --------
Net asset value, beginning of
  period                          $     8.76    $    10.16    $     9.88    $     9.42    $   8.92    $  10.04    $   8.74
--------------------------------  ----------    ----------    ----------    ----------    --------    --------    --------
Income from investment
  operations:
  Net investment income                 0.38          0.84          0.83          0.85        0.85        0.87        0.38
--------------------------------  ----------    ----------    ----------    ----------    --------    --------    --------
  Net gains (losses) on
    securities (both realized
    and unrealized)                    (0.21)        (1.40)         0.28          0.47        0.52       (1.10)      (0.21)
--------------------------------  ----------    ----------    ----------    ----------    --------    --------    --------
    Total from investment
      operations                        0.17         (0.56)         1.11          1.32        1.37       (0.23)       0.17
--------------------------------  ----------    ----------    ----------    ----------    --------    --------    --------
Less distributions:
  Dividends from net investment
    income                             (0.41)        (0.84)        (0.83)        (0.86)      (0.87)      (0.89)      (0.41)
--------------------------------  ----------    ----------    ----------    ----------    --------    --------    --------
Net asset value, end of period    $     8.52    $     8.76    $    10.16    $     9.88    $   9.42    $   8.92    $   8.50
================================  ==========    ==========    ==========    ==========    ========    ========    ========
Total return(b)                         1.91%        (5.90)%       11.71%        14.68%      15.91%      (2.48)%      1.91%
================================  ==========    ==========    ==========    ==========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                        $1,804,447    $1,820,899    $1,647,801    $1,068,060    $557,926    $191,338    $136,199
================================  ==========    ==========    ==========    ==========    ========    ========    ========
Ratio of expenses to average net
  assets                                1.62%(c)      1.61%         1.65%         1.68%       1.73%       1.80%       1.62%(c)
================================  ==========    ==========    ==========    ==========    ========    ========    ========
Ratio of net investment income
  to average net assets                 8.87%(c)      8.69%         8.33%         8.95%       9.18%       9.27%       8.87%(c)
================================  ==========    ==========    ==========    ==========    ========    ========    ========
Portfolio turnover rate                   53%           76%           80%           77%         61%         53%         53%
================================  ==========    ==========    ==========    ==========    ========    ========    ========

                                        CLASS C
                                  --------------------
                                      DECEMBER 31,
                                  --------------------
                                    1998        1997
                                  --------    --------
Net asset value, beginning of
  period                          $  10.14    $  10.04
--------------------------------  --------    --------
Income from investment
  operations:
  Net investment income               0.82(a)     0.35
--------------------------------  --------    --------
  Net gains (losses) on
    securities (both realized
    and unrealized)                  (1.38)       0.10
--------------------------------  --------    --------
    Total from investment
      operations                     (0.56)       0.45
--------------------------------  --------    --------
Less distributions:
  Dividends from net investment
    income                           (0.84)      (0.35)
--------------------------------  --------    --------
Net asset value, end of period    $   8.74    $  10.14
================================  ========    ========
Total return(b)                      (5.92)%      4.49%
================================  ========    ========
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                        $113,246    $ 26,177
================================  ========    ========
Ratio of expenses to average net
  assets                              1.61%       1.68%(d)
================================  ========    ========
Ratio of net investment income
  to average net assets               8.69%       8.30%(d)
================================  ========    ========
Portfolio turnover rate                 76%         80%
================================  ========    ========

(a) Calculated using average shares outstanding.

(b) Does not deduct contingent deferred sales charges and for periods less than one year is not annualized.

(c) Ratios are annualized and based on average net assets of $1,843,234,413 and $128,369,667 for Class B and Class C, respectively.

(d) Annualized.


BOARD OF TRUSTEES                                OFFICERS                                     OFFICE OF THE FUND
Charles T. Bauer                                 Charles T. Bauer                             11 Greenway Plaza
Chairman                                         Chairman                                     Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                                 Robert H. Graham
Bruce L. Crockett                                President                                    INVESTMENT ADVISOR
Director
ACE Limited;                                     Carol F. Relihan                             A I M Advisors, Inc.
Formerly Director, President, and                Senior Vice President and Secretary          11 Greenway Plaza
Chief Executive Officer                                                                       Suite 100
COMSAT Corporation                               Gary T. Crum                                 Houston, TX 77046
                                                 Senior Vice President
Owen Daly II                                                                                  TRANSFER AGENT
Director                                         Dana R. Sutton
Cortland Trust Inc.                              Vice President and Treasurer                 A I M Fund Services, Inc.
                                                                                              P.O. Box
Edward K. Dunn Jr.                               Robert G. Alley                              Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;             Vice President
Formerly Vice Chairman and President,                                                         CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and         Stuart W. Coco
President, Mercantile Bankshares                 Vice President                               State Street Bank and Trust Company
                                                                                              225 Franklin Street
Jack Fields                                      Melville B. Cox                              Boston, MA 02110
Chief Executive Officer                          Vice President
Texana Global, Inc.;                                                                          COUNSEL TO THE FUND
Formerly Member                                  Karen Dunn Kelley
of the U.S. House of Representatives             Vice President                               Ballard Spahr
                                                                                              Andrews & Ingersoll, LLP
Carl Frischling                                  Edgar M. Larsen                              1735 Market Street
Partner                                          Vice President                               Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP
                                                 Mary J. Benson                               COUNSEL TO THE TRUSTEES
Robert H. Graham                                 Assistant Vice President and
President and Chief Executive Officer            Assistant Treasurer                          Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                                                                   919 Third Avenue
                                                 Sheri Morris                                 New York, NY 10022
Prema Mathai-Davis                               Assistant Vice President and
Chief Executive Officer, YWCA of the U.S.A.;     Assistant Treasurer                          DISTRIBUTOR
Commissioner, New York City Dept. for
the Aging; and member of the Board of Directors, Renee A. Friedli                             A I M Distributors, Inc.
Metropolitan Transportation Authority of         Assistant Secretary                          11 Greenway Plaza
New York State                                                                                Suite 100
                                                 P. Michelle Grace                            Houston, TX 77046
Lewis F. Pennock                                 Assistant Secretary
Attorney
                                                 Jeffrey H. Kupor
Louis S. Sklar                                   Assistant Secretary
Executive Vice President
Hines Interests                                  Nancy L. Martin
Limited Partnership                              Assistant Secretary

                                                 Ofelia M. Mayo
                                                 Assistant Secretary

                                                 Lisa A. Moss
                                                 Assistant Secretary

                                                 Kathleen J. Pflueger
                                                 Assistant Secretary

                                                 Samuel D. Sirko
                                                 Assistant Secretary

                                                 Stephen I. Winer
                                                 Assistant Secretary



AIM FUNDS(SM) KEEPS YOU POSTED ON YOUR INVESTMENT

We inform our shareholders about their investments with regular mailings throughout the year. Here is a description of the documents you will receive concerning your account and fund.

o DAILY CONFIRMATION STATEMENTS. A record of the transactions you initiate. For example, if you transfer part or all of your investment from one AIM fund to another, you will receive a statement confirming that the transaction took place.

o QUARTERLY STATEMENTS. These show you how your account has performed over the fiscal quarter and provide information on any applicable dividend payments. Statement inserts that sometimes accompany these mailings may give specific information about your fund or may contain educational information of general interest.

o PROXY. As a shareholder of an AIM fund, you have the right to vote on any change to a fund's published bylaws or objectives. If the fund's board of directors proposes such a change, AIM will send a proxy to the shareholders. The proxy allows you to direct an authorized person to cast your vote according to your instructions. You can vote your proxy by mail, phone or e-mail.

o PROSPECTUS. AIM sends you an updated version of your fund's prospectus every year. Your prospectus contains valuable information about your fund's objectives, risks, management and fees. Because this information is important, you should keep your prospectus with your other fund records.

o ANNUAL AND SEMIANNUAL REPORTS. AIM fund reports are sent to you twice a year, the semi-annual covering the first six months of the fiscal year for a fund and the annual covering the entire fiscal year. These reports give you an idea of how your fund performed compared to the market in general. The reports also give you information about the holdings in your fund's portfolio and how market conditions and management decisions have affected your fund.

o YEAR-END TAX INFORMATION. This includes your year-end account statement, cost-basis statement and any tax forms pertinent to your AIM account. The tax forms report distributions you have received from your AIM funds, redemptions or exchanges you have made and any contributions you have made to tax-advantaged retirement accounts. It is important to retain the latter, IRS Form 5498, if you need to track deductible vs. nondeductible IRA contributions. The cost-basis statements are also important to retain because they can be very useful for calculating capital gains or losses if you use the "average basis single category" method of calculating cost basis. Year-end tax information will be accompanied by tax communications from AIM to help you fill out your tax forms. Your tax advisor can assist you in sorting through your year-end statements and other tax communications.

                     -------------------------------------

                                    WE INFORM

                             OUR SHAREHOLDERS ABOUT

                                THEIR INVESTMENTS

                             WITH REGULAR MAILINGS

                              THROUGHOUT THE YEAR.

                     -------------------------------------

                               AIM HIGH YIELD FUND

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                 MONEY MARKET FUNDS                       A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)                AIM Money Market Fund                    leadership in the mutual-fund industry since
AIM Blue Chip Fund                           AIM Tax-Exempt Cash Fund                 1976 and managed approximately $121 billion
AIM Capital Development Fund                                                          in assets for more than 6.3 million
AIM Constellation Fund                       INTERNATIONAL GROWTH FUNDS               shareholders, including individual investors,
AIM Dent Demographic Trends Fund             AIM Advisor International Value Fund     corporate clients and Financial institutions,
AIM Large Cap Growth Fund                    AIM Asian Growth Fund                    as of June 30, 1999.
AIM Mid Cap Equity Fund(A)                   AIM Developing Markets Fund                  The AIM Family of Funds--Registered
AIM Select Growth Fund                       AIM Europe Growth Fund                   Trademark-- is distributed nationwide, and
AIM Small Cap Growth Fund(B)                 AIM European Development Fund            AIM today is the 10th-largest mutual-fund
AIM Small Cap Opportunities Fund             AIM International Equity Fund            complex in the United States in assets under
AIM Value Fund                               AIM Japan Growth Fund                    management, according to Strategic Insight,
AIM Weingarten Fund                          AIM Latin American Growth Fund           an independent mutual-fund monitor.
                                             AIM New Pacific Growth Fund
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                        GLOBAL GROWTH FUNDS
AIM Advisor Large Cap Value Fund             AIM Global Aggressive Growth Fund
AIM Advisor Real Estate Fund                 AIM Global Growth Fund
AIM Balanced Fund
AIM Basic Value Fund(C)                      GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                             AIM Global Growth & Income Fund
                                             AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund                       GLOBAL INCOME FUNDS
AIM High Yield Fund                          AIM Emerging Markets Debt Fund(D)
AIM High Yield Fund II                       AIM Global Government Income Fund
AIM Income Fund                              AIM Global Income Fund
AIM Intermediate Government Fund             AIM Strategic Income Fund
AIM Limited Maturity Treasury Fund
                                             THEME FUNDS
TAX-FREE INCOME FUNDS                        AIM Global Consumer Products and Services Fund
AIM High Income Municipal Fund               AIM Global Financial Services Fund
AIM Municipal Bond Fund                      AIM Global Health Care Fund
AIM Tax-Exempt Bond Fund of Connecticut      AIM Global Infrastructure Fund
AIM Tax-Free Intermediate Fund               AIM Global Resources Fund
                                             AIM Global Telecommunications and Technology Fund(E)
                                             AIM Global Trends Fund(F)




(1) A I M Aggressive Growth Fund reopened to new investors November 16, 1998.
(A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.


                            [AIM LOGO APPEARS HERE]

                             INVEST WITH DISCIPLINE--Registered Trademark--